SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2003

PHARMACIA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-2516 (Commission File Number)	43-0420020 (IRS Employer Identification No.)

100 Route 206 North, Peapack, New Jersey (Address of Principal Executive Office)	07977 (Zip Code)

908-901-8000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9.   REGULATION FD DISCLOSURE.

                     On February 19, 2003, Pharmacia Corporation (NYSE: PHA) announced its financial results for the fourth quarter ended December 31, 2002.

                     A copy of the press release announcing those results is attached to this Form 8-K and furnished herewith as Exhibit 99.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

Exhibit No.	Description
99	Press Release dated February 19, 2003 (furnished herewith).

SIGNATURE

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACIA CORPORATION

Date: February 19, 2003	By:	/s/ Don W. Schmitz

Don W. Schmitz Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release dated February 19, 2003 (furnished herewith).